1 NET LEASE AGREEMENT THIS LEASE, made on this 31st day of December, 2024, by and between Pine St Industrial Partners, LLC, TenNine Holdings, LLC (collectively, “Landlord”) and Edgebuilder, Inc. (“Tenant”). In consideration of the rents and mutual covenants hereinafter set forth, the Landlord and Tenant agree as follows: ARTICLE I PREMISES 1.1 Landlord leases to Tenant and Tenant rents from Landlord certain premises comprised of improved space 1607 Pine Street, Prescott, Wisconsin 54021, as legally described on attached Exhibit A-1 and generally shown on the site plans attached as Exhibit A-2, together with all improvements, and fixtures, but for trade fixtures defined as those operating fixtures not standardly considered fixtures, or property considered personal property under any Tenant lender or financing agreement (“Trade Fixtures”), thereon and together with all easements and appurtenances belonging to the real estate (“Premises”). 1.2 The Premises shall be used and operated as a business for Tenant in accordance with all applicable laws, including zoning ordinances. Any other use by Tenant is subject to Landlord’s approval. 1.3 Tenant shall not overload the floors of the building or use the Premises in any way that will cause damage or injury to the Premises or impair its safety. Any damage caused by Tenant’s violation of this Section shall be immediately repaired by Tenant at its expense. 1.4 Tenant shall not engage in or allow the engagement in any activities involving the use, treatment, transportation, generation, storage or disposal of any Hazardous Substances except those Hazardous Substances stored and used on the Premises that are described in attached Exhibit B and which are used and stored in compliance with and not in contravention of any and all applicable laws, ordinances, rules and regulations (and provided in any event no Hazardous Substances shall be released on the Premises by Tenant) and provided further any such Hazardous Substances are reasonably necessary to the conduct of Tenant’s business on the Premises. The term “Hazardous Substances” means any hazardous or toxic substance regulated by any federal, state or local statute or regulation, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Toxic Substance Control Act, or by any federal, state or local governmental agencies having jurisdiction over the control of any such substance including but not limited to the United States Environmental Protection Agency. Tenant shall indemnify Landlord and save it harmless from any and all loss, damage or expense, including reasonable attorney’s fees (including those incurred in connection with a bankruptcy or appeal), directly or indirectly arising out of or attributable to the use, generation, manufacturing, production, storage, release, threatened release, discharge, disposal or presence of a Hazardous Substance on, under or about the Premises, whether prior to, on or after the Commencement Date. Such indemnity shall survive the termination or expiration 2 of this Lease. Such indemnification shall include any investigation, site monitoring, containment, clean up, removal, restoration or other remedial work required under any Environmental Law and Tenant at its expense upon demand by Landlord shall commence such work and diligently pursue the same to completion. Such work shall be performed by contractors reasonably approved in advance by Landlord under the supervision of a consulting engineer reasonably approved by Landlord. “Environmental Law” means any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environmental conditions on, under or about the Premises, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601, et seq., and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901, et seq. ARTICLE II TERM The initial term for this Lease shall be for approximately twenty (20) years (“Initial Term”) commencing on December 31, 2024 (“Commencement Date”) and ending on the last day of the 240th full calendar month after the Commencement Date, subject to Tenant’s options to extend as hereinafter provided. The Initial Term, together with any Renewal Term that becomes effective hereunder shall sometimes be collectively referred to as “Lease Term”. ARTICLE III OPTIONS TO RENEW 3.1 Provided that no event of default then exists under the Lease beyond all applicable notice and cure periods, Tenant may renew and extend the Lease with respect to all of the Premises for two (2) renewal terms of ten (10) years each (each a “Renewal Term”) commencing upon the expiration of the initial Lease Term or the previous Renewal Term, as applicable, by giving Landlord written notice thereof no less than nine (9) months prior to the expiration of the Initial Term or the previous Renewal Term, as applicable. If Tenant timely and properly exercises its renewal option(s), the Lease Term shall include such Renewal Term(s) and such renewal(s) shall be upon the same provisions set forth in this Lease with respect to the Initial Term except that: (a) Monthly Base Rent for the Premises for each Renewal Term shall be as provided in attached Schedule 1. (b) Landlord shall not be obligated to make any alterations or improvements to the Premises, or to provide an allowance or credit therefor. (c) After the exercise of the second renewal option, if applicable, Tenant shall have no further renewal options unless expressly granted by Landlord in writing. (d) Tenant’s rights hereunder shall terminate if (i) the Lease or Tenant’s right to possession of the Premises is terminated, or (ii) Tenant fails to timely and properly exercise its option(s) hereunder, time being of the essence with respect to Tenant’s exercise thereof. 3 3.2 In the event that Tenant does not exercise its option to extend the term of this Lease for any Renewal Term as provided in this Article, then Landlord shall have the right during the remaining one hundred eighty (180) days of the Lease Term then in effect to erect upon the Premises a sign indicating such availability and to schedule tours of the Premises with prospective tenants, provided that such sign and tours do not unreasonably interfere with or detract from the use of and business conducted on the Premises by Tenant. ARTICLE IV RENT 4.1 The Tenant agrees to pay to the Landlord as base rent for the Premises for each year of the Initial Term, annual base rent which is $228,800.00 (“Annual Base Rent”; and for any monthly period within an Annual Base Rent period, the sum of Annual Base Rent divided by twelve (12) shall be referred to as the “Monthly Base Rent”) in accordance with the rent schedule attached hereto as Schedule 1. Annual Base Rent (and, as applicable, related Monthly Base Rent) for a Renewal Term shall be as set forth on Schedule 1 attached hereto. The first full calendar month of Monthly Base Rent, together with the prorated amount of Monthly Base Rent for the period prior to the first full calendar month of the Lease Term, if any, shall be due and payable as of the date hereof (the “Initial Payment”). The Initial Payment and all subsequent payments of Monthly Base Rent shall be fully earned by Landlord upon payment, and Landlord shall be immediately entitled hereto. Commencing with the second (2nd) full calendar month of the Initial Term, Monthly Base Rent shall be payable monthly in advance on the first day of each and every month during the remainder of the Lease Term, subject to increase as provided in Schedule 1. For the avoidance of any doubt, each year the Monthly Base Rent shall increase by 3% after the first anniversary until year 5 which shall return to 2.50% increases on an annual basis for each year thereafter and each year during any renewal period. All Annual Base Rent (and, as applicable, related Monthly Base Rent) shall be paid, without deduction or offset, by electronic transfer through the Automated Clearing House (“ACH”) system in immediately available federal funds to such account in such bank as Landlord or Lender, as applicable, shall designate, from time to time. Concurrently with the execution of this Lease, Tenant shall pay to Landlord a security deposit equal to nine months rent based on the last nine months Monthly Base Rent for the Initial Term through cash or an approved letter of credit (“Security Deposit”). The Security Deposit will be reduced down to 2 months rent if in any quarter the Tenant’s EBITDA is greater than $800,000 and Guarantor’s EBITDA is greater than $2,000,000, (ii) Burns down to 1 month after the second year. For the avoidance of any doubt, the 1 month deposit shall be submitted to the Landlord with actual cash vs. a letter of credit. The Security Deposit shall be tendered to the Landlord by the Tenant with its Initial Payment (the "Security Deposit"), which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Monthly Base Rent or a measure or limit of Landlord's damages upon an Event of Default. Landlord may, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder within applicable notice and cure periods. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within sixty (60) days after the expiration of the Term and Tenant's surrender of the Premises in compliance with the provisions of this Lease, return to Tenant 4 the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. Notwithstanding the preceding sentence and to the extent permitted by applicable law, Landlord may retain the Security Deposit until such time after the expiration of the Term that Landlord is able to reconcile and confirm all amounts payable by Tenant under this Lease have been paid in full by Tenant, but in no event later than ninety (90) days after the expiration of the Term. The Security Deposit may be commingled with other funds, and interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit. The rights and obligations of Landlord and Tenant under this Section are subject to any other requirements and conditions imposed by laws applicable to the Security Deposit. 4.2 Tenant shall pay and discharge before the imposition of any fine, lien, interest or penalty may be added thereto for late payment thereof, as additional rent (“Additional Rent”), all other amounts and obligations which Tenant assumes or agrees to pay or discharge pursuant to this Lease, together with every fine, penalty, interest and cost which may be added by the party to whom such payment is due for nonpayment or late payment thereof. In the event of any failure by Tenant to pay or discharge any of the foregoing, Landlord shall have all rights, powers and remedies provided herein, by law or otherwise, in the event of nonpayment of Annual Base Rent. All payments of Additional Rent that are payable to Landlord shall be paid by Tenant by electronic transfer through the ACH system in immediately available federal funds to such account in such bank as Landlord shall designate, from time to time. 4.3 Any and all amounts which become due and payable to Landlord under this Lease, whether deemed to be Additional Rent or otherwise hereunder, shall bear interest at the Rate (as defined below) from the date or dates such amount shall become due and payable until the date or dates of payment by Tenant; additionally, Landlord, in addition to all other rights and remedies available to it, may charge Tenant a late fee equal to $500, to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant’s delinquency. In no event, however, shall the charges permitted under this Section 4.3 or elsewhere in this Lease, to the extent they are considered to be interest under applicable legal requirements, exceed the maximum lawful commercial rate of interest. ARTICLE V TAXES AND ASSESSMENTS/CONTESTS 5.1 Tenant shall pay, prior to delinquency, all “Impositions”, which are defined as: (a) all taxes (including, without limitation, those described in (b) below), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Lease), excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), water and sewer rents and charges, ground lease rents, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, and any interest and penalties thereon which are, at any time prior to or during the Lease Term, imposed or levied upon or assessed against or which arise with respect to (i) the Premises, (ii) any Annual Base Rent, Additional Rent or other sums payable hereunder, (iii) this

5 Lease or the leasehold estate hereby created or (iv) the operation, possession or use of the Premises; (b) all gross receipts or similar taxes (i.e., taxes based upon gross income which fail to take into account deductions with respect to depreciation, interest, taxes or ordinary and necessary business expenses, in each case relating to the Premises) imposed or levied upon, assessed against or measured by any Annual Base Rent, Additional Rent or other sums payable hereunder; (c) all sales (including those imposed on lease rentals), value added, ad valorem, single business, gross receipts, use and similar taxes at any time levied, assessed or payable on account of the acquisition, ownership, leasing, operation, possession or use of the Premises; (d) all transfer, recording, stamp and real property gain taxes incurred upon the sale or transfer, or other disposition of the Premises or any interest therein to Tenant or the foreclosure of the Premises; (e) all offers, claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might create a lien on the Premises; and (f) all charges of utilities, communications and similar services serving the Premises. Tenant shall not be required to pay any franchise, estate, inheritance, transfer, net income or similar tax of Landlord (other than any tax referred to in clause (b) above) unless such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which Tenant is required to pay pursuant to this Article V, provided, however, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be assessed, levied, charged or imposed on Landlord a capital levy or other tax directly on the rents received therefrom, or upon the value of the Premises or any present or any future improvement or improvements on the Premises, then all such levies and taxes or the part thereof so measured or based shall be payable by Tenant, but only to the extent that such levies or taxes would be payable if the Premises were the only property of Landlord, and Tenant shall pay and discharge the same as herein provided. Landlord will furnish notice to Tenant, within ten (10) days of Landlord’s receipt, of any notice, invoice, bill or other document indicating the amount and/or due date of any Imposition(s). Tenant will furnish to Landlord, within ten (10) days after the due date thereof, proof of payment of all Impositions. If any such Imposition may legally be paid in installments, Tenant may pay such Imposition in installments; in such event, Tenant shall be liable only for installments which become due prior to or during the Lease Term. Upon the termination of the Lease Term, all Impositions shall be prorated as of 12:01 A.M. local time, as of the date of termination. 5.2 Notwithstanding any term to the contrary herein, if required by Landlord’s lender from time to time (“Lender”), to secure Tenant’s obligations with respect to the payment of Impositions, Tenant shall pay Landlord an amount equal to one-twelfth (1/12th) of the estimated annual Impositions payable by Tenant under this Lease for the then current calendar year with each monthly payment of Monthly Base Rent; provided on the Commencement Date, Tenant shall pay an additional amount of such estimated Impositions for the calendar year in which the Effective Date occurs if so required by the Lender in writing. Tenant shall not earn any interest on such payments. If unknown, Landlord or the Lender, as applicable, shall reasonably estimate the amount of the Impositions from time to time. Tenant shall pay any deficiency between the actual Impositions and the amount of funds in such impound account to Landlord within ten (10) days after Landlord’s written request. Any excess amounts shall be applied to the future year’s payments or returned to Tenant within thirty (30) days, as determined by Landlord or Lender, as applicable, in its reasonable discretion. If an Event of Default is continuing under this Lease, Landlord and the Lender may apply any funds in the impound account to any obligation then due under the Lease. For so long as no Event of Default is continuing under this Lease, amounts in such impound account shall be released to Tenant to pay required Impositions within five (5) 6 business days after Tenant’s written request to Landlord for the same, or Landlord or the Lender, as applicable, may use such amounts to directly pay to the taxing authority the Impositions that are then due on or before twenty (20) days prior to delinquency. If Landlord or Lender pays such amounts directly, Landlord shall give Tenant notice of the payment within five (5) business days. 5.3 Tenant shall not be required, nor shall Landlord have the right, to pay, discharge or remove an Imposition, lien or encumbrance, or to comply with any Legal Requirement applicable to the Premises or the use thereof, as long as no Event of Default under this Lease shall have occurred and be continuing and Tenant shall, in good faith, be contesting the existence, amount or validity thereof by appropriate proceedings diligently pursued, and provided that (a) with respect to a failure to pay such Imposition, lien or encumbrance or failure to perform such Legal Requirement, an amount sufficient to pay such Imposition, lien or encumbrance or to perform such Legal Requirement or such other security as shall be satisfactory to Landlord and Lender , together with all interest and penalties which may become due thereon as determined by Landlord has been deposited with Landlord or the Lender prior to the commencement of such contest, and (b) failing to pay such Imposition, lien or encumbrance or perform such Legal Requirement will not (i) subject Landlord or Lender to criminal or civil penalties or fines or to prosecution for a crime, (ii) subject the Premises or any part thereof to being condemned, vacated, forfeited or otherwise impaired, (iii) impair the value of the Premises or any portion thereof, (iv) have the effect of interrupting or preventing the collection of any contested amount or other realization of value from the Premises or any part thereof or interest therein, the Annual Base Rent, Additional Rent or any other sums payable hereunder or any portion thereof to satisfy the claim, (v) subject the Premises, any portion thereof or interest therein, the Annual Base Rent, Additional Rent or any other sums payable under this Lease or any portion thereof to satisfy the claim, (vi) subject the Premises, any portion thereof or interest therein, the Annual Base Rent, Additional Rent or any other sums payable under this Lease or any portion thereof, to sale, forfeiture, interruption or loss by reason of such proceedings or (vii) affect the ownership, lease or occupancy of the Premises or the Landlord’s ability or right to exercise its remedies hereunder, or the Lender’s ability or right to exercise its remedies under the Loan Documents, including without limitation, foreclosure against the Premises; provided, further, that prior to the date on which such Imposition or charge would otherwise have become delinquent Tenant shall have given Landlord and the Lender prior notice of such contest. Tenant shall give such security as may be reasonably required by Landlord or the Lender to ensure ultimate payment of such Imposition, lien or encumbrance and compliance with legal requirements and to prevent any sale, forfeiture, interruption or loss of the Premises or any portion thereof, any Annual Base Rent, Additional Rent or other sums required to be paid by Tenant hereunder, by reason of such non-payment or noncompliance. ARTICLE VI UTILITIES Tenant shall pay or cause to be paid all charges for water, gas, electricity, light, heat or power, sewer, telephone and other utility services used, rendered or supplied to or in connection with the operation of the Premises during the term of this Lease and any renewals hereof. Tenant shall contract for the same in its own name. Landlord shall not be liable for any interruption or failure in the supply of any such utility service to the Premises unless caused by or resulting from the reckless or willful misconduct of Landlord, its agents, servants, employees or contractors. 7 ARTICLE VII INSURANCE 7.1 At all times during the term of this Lease and any renewals hereof, Tenant shall maintain and provide commercial general liability insurance, including but not limited to bodily injury and property damage covering the Premises and operations of the Tenant with limits of not less than Five Million and No/100 Dollars ($5,000,000.00) for each occurrence. Umbrella/Excess Liability policy may be used to supplement the limits required. All such insurance shall name Tenant, Landlord and the Lender as named insureds. 7.2 Tenant also shall maintain and provide during the term of this Lease and any renewals hereof, “special form” (fka “all risk”) insurance, including coverage for acts of terrorism, equipment breakdown, flood insurance insuring direct physical loss to the Premises and all the improvements and equipment thereon in an amount which will insure not less than one hundred percent (100%) of the replacement thereof, but with no co-insurance penalty and no deductible in excess of Twenty Five Thousand and No/100 Dollars ($25,000.00). The policy shall include coverage for changes in laws for improvements and betterments for building and improvements on the Premises. The policy shall be endorsed to show that all loss to the building potions of the Premises is payable solely to Landlord and the Lender, as applicable, and Landlord and the Lender will be added as additional insureds. 7.3 Tenant shall also maintain throughout the term of this Lease and any extension thereof, at its own expense, Business Interruption insurance covering risk of loss due to the occurrence of any of the hazards insured against under Tenant’s “special form” coverage insurance and providing coverage in an amount sufficient to permit the payment of rents, taxes, insurance and operating expenses payable hereunder for a period (in such case) of not less than twelve (12) months. The policy shall be endorsed to show that all rental loss, taxes insurance and operating expenses is to be payable solely to Landlord and the Lender, as applicable, and Landlord and the Lender will be added as additional insureds. 7.4 Such additional and/or other insurance with respect to the Improvements located on the Premises as requested by Landlord or the Lender and in such amounts as at the time is customarily carried by prudent owners or tenants with respect to improvements similar in character, location and use and occupancy to the Improvements located on the Premises. Without limitation, if required by the Lender to secure Tenant’s obligations with respect to the payment and maintenance of property insurance as required by Section 7.2 and the other insurance required to be maintained by Landlord or Tenant under Section 7.1, 7.3 and this Section, Tenant shall pay Landlord an amount equal to one-twelfth (1/12) of the estimated annual cost of such insurance payable by Tenant under this Lease for the upcoming calendar year with each monthly payment of Monthly Base Rent. Tenant shall not earn any interest on such payments. If unknown, Landlord or the Lender, as applicable, shall reasonably estimate the cost of such insurance from time to time. Tenant shall pay any deficiency between the actual insurance costs and the amount of funds in such impound account to Landlord within ten (10) days after Landlord’s written request. Any excess amounts shall be applied to the future year’s payments or returned to Tenant within (30) days, as determined by Landlord or Lender, as applicable, in its reasonable discretion. If an Event of Default is continuing under this Lease, Landlord and the Lender may apply any funds in the 8 impound account to any obligation then due under this Lease. For so long as no Event of Default exists under this Lease, amounts in such impound account shall be released to Tenant to pay required insurance costs within five (5) business days after Tenant’s request to Landlord to the same or Landlord or the Lender, as applicable, may use such amounts to directly pay to the carriers amounts that are then due on or before twenty (30) days prior to delinquency. If Landlord or Lender pays such amounts directly, Landlord shall give Tenant notice of the payment within five (5) business days. In addition, to the foregoing, if required by the Lender, Tenant shall pay on or prior to the Commencement Date, the costs of such insurance for the first year of the Term, and provide evidence of such payment to Landlord and the Lender. 7.5 Upon adequate written notice with supporting documentation, Tenant shall reimburse Landlord for the actual cost of any reasonable insurance premiums for reasonable, customary, and standard coverage required in writing by the Lender to be maintained directly by Landlord (rather than Tenant), if any, (“Landlord’s Insurance Costs”) on a monthly basis, with the payment of Monthly Basic Rent. Landlord shall provide Tenant with an estimate of Landlord’s Insurance Costs, and Tenant’s monthly payment thereof, from time to time so as to provide Tenant with a reasonable amount of notice. 7.6 All insurance companies providing the coverage required under this Article VII (other than any insurance directly maintained by Landlord pursuant to Section 7.5) shall be selected by Tenant and shall have a claims paying ability rating by Standard & Poor’s of not less than A IX, shall be licensed to write insurance policies in the State of Wisconsin, and shall be acceptable to Landlord in Landlord’s reasonable discretion. Tenant shall provide Landlord with copies of all policies or certificates of such coverage for the insurance coverages referenced in this Article VII, and all Commercial General Liability and Umbrella Liability or Excess Liability policies shall name Landlord and any Lender designated by Landlord as an additional insured. Any such coverage for additional insureds shall be primary and non-contributory with any insurance carried by Landlord or any other additional insured hereunder. All property insurance policies shall name Landlord and the Lender as an additional insured as their respective interests may appear, and shall provide that all losses shall be payable as herein provided. All such policies of insurance shall provide that the amount thereof shall not be reduced and that none of the provisions, agreements or covenants contained therein shall be modified or canceled by the insuring company or companies without thirty (30) days prior written notice being given to Landlord. Such policy or policies of insurance may also cover loss or damage to Tenant’s Property, and such benefits applicable to Tenant’s Property shall accrue and be payable solely to Tenant. Tenant may provide the required insurance under its so-called blanket policy provided that such “blanket” policy or policies otherwise comply with the provisions of this Article VII. In the event any such insurance is carried under a blanket policy, Tenant shall deliver to Landlord and the Lender (if required by Landlord or the Lender) evidence of the issuance and effectiveness of the policy, the amount and character of the coverage with respect to the Premises and the presence in the policy of provisions of the character required in the above sections of this Article VII. 7.7 Tenant shall provide Landlord with written proof of required insurance coverage upon commencement of the Lease Term and not later than thirty (30) days prior to the expiration of any insurance by furnishing Landlord with a certificate of insurance, including applicable endorsements, by the insurance company for each policy in a form satisfactory to the Landlord and setting forth the coverage, the limits of liability, the name of the carrier, the policy number,

9 the expiration date and all other provisions relating to the insurance coverage afforded by such policy. Tenant shall also provide certified copies of required policies, if requested by Landlord 7.8 Landlord and Tenant hereby waive all rights of subrogation each may have against the other or any other occupier of the Premises, of which the Premises are a part, to the extent of available and applicable property insurance coverages, regardless of cause or origin, including, without limitation, the negligence of Landlord or Tenant or any of their respective representatives, agents, employees, contractors and invitees. Neither Tenant, Landlord nor their respective insurance company(ies) shall have any right of action, by way of subrogation or otherwise, against Landlord or Tenant or any of their respective officers, employees, agents, contractors or invitees arising from such damage or destruction. 7.9 Any proceeds of insurance maintained by Tenant for damages to the contents of the building and owned by Tenant shall be and remain the sole property of Tenant. ARTICLE VIII ALTERATIONS AND ADDITIONS 8.1 Tenant shall not make any structural alterations or additions to any part of the Premises or which affect the exterior of the improvements on the Premises without the prior written consent of Landlord, whose consent shall not be unreasonably delayed or withheld. All such alterations and additions to the Premises shall be made in accordance with all applicable laws and shall remain for the benefit of Landlord except for Tenant’s Property as provided in Section 15.1. All alterations, changes, additions and improvements of any type shall be deemed to be a part of the Premises and the sole property of the Landlord except for Tenant’s Property as provided in Section 15.1. Tenant shall not allow a mechanic’s lien to attach to the Premises except that, if Tenant reasonably concludes that a mechanic’s lien is invalid, then Tenant may contest said lien but will indemnify and hold Landlord and the Lender harmless therefrom in accordance with the contest provisions set forth in Article V. Tenant shall, prior to the expiration of the Lease Term, remove all of Tenant’s Property, and any damage to the Premises caused by such removal shall be repaired prior to such expiration. If the repairs are not completed to the extent such repairs prevent reletting or possession of the replacement tenant, then Tenant shall be deemed to holdover and shall be subject to the holdover provisions of Section 20.2 until the repairs are completed. Tenant’s obligations under this Article shall survive the expiration or earlier termination of this Lease. 8.2 In the event that Landlord gives its prior written consent to any Alterations, or if such consent is not required, Tenant agrees that in connection with any Alteration: (a) the fair market value of the Premises shall not be lessened after the completion of any such Alteration, or its structural integrity impaired; (b) the Alteration and any Alteration theretofore made or thereafter to be made shall not in the aggregate reduce the gross floor area of the Improvements; (c) all such Alterations shall be performed in a good and workmanlike manner, and shall be expeditiously completed in compliance with all legal requirements (including obtaining all necessary permits); (d) no such Alteration shall change the permitted use of the Premises; (e) all work done in connection with any such Alteration shall comply with all Insurance Requirements; (f) Tenant shall promptly pay all costs and expenses of any such Alteration, and shall (subject to and in compliance with the provisions of Article IX hereof) discharge all liens filed against any of the 10 Premises arising out of the same; (g) Tenant shall procure and pay for all permits and licenses required in connection with any such Alteration; (h) all such Alterations shall be the property of Landlord and shall be subject to this Lease; (i) no such Alteration shall create any debt or other encumbrance(s) on the Premises, and (j) all Alterations shall be made in the case of any Alteration the estimated cost of which in any one instance exceeds One Hundred Thousand and No/100 Dollars ($100,000.00): (i) under the supervision of an architect or engineer, (ii) with reasonable security having been provided Landlord, and (iii) in accordance with plans and specifications which shall be submitted to Landlord (for informational purposes only) prior to the commencement of the Alterations. ARTICLE IX MECHANIC’S LIENS Tenant shall not suffer or give cause for the filing of any mechanic’s lien against the Premises. In the event any mechanic’s lien is filed against the Premises or any part thereof for work claimed to have been done for, or material claimed to have been furnished to the Tenant, Tenant shall cause such mechanic’s lien to be discharged of record within thirty (30) days after filing or, alternatively, Tenant shall furnish to Landlord (or any other entity designated by Landlord) within such thirty (30) day period a bond or other assurances reasonably acceptable to Landlord that such claimed indebtedness as finally determined will be paid by Tenant. Tenant shall indemnify and save harmless Landlord from all costs, losses, expenses, and attorney’s fees in connection with any such mechanic’s lien. Such indemnification shall include Landlord’s costs, charges, expenses and obligations arising from Landlord’s liability to the Lender resulting from any loan default caused by Tenant’s default hereunder. Any contest shall be done in accordance with Article V. ARTICLE X DESTRUCTION OF PREMISES 10.1 Should the Premises be damaged by fire or casualty, it shall be repaired and restored by Tenant to as near the condition existing before such damage as is reasonably possible. In the event of substantial destruction of the Premises, Tenant shall, at its option, restore the same to the condition existing prior to such casualty or replace it with a new structure suitable to the needs of Tenant, suitable for general business purposes, of equal or greater value than that destroyed and having square footage approximately the same as or greater than the Premises after first having obtained Landlord’s (and the Lender’s) approval of the plans and specifications therefore, which approval shall not unreasonably be withheld. Landlord shall make, or cause to be made, such net insurance proceeds available to Tenant for the sole purpose of repairing, restoring and/or rebuilding the damaged Premises, provided (a) no default under this Lease then exists, (b) Tenant has not by its own acts or omissions that are contrary to the terms of this Lease, directly or indirectly, caused a continuing default to exist under the loan documents that are made by Landlord in favor of the Lender, (c) either (i) the net insurance proceeds received by Tenant, Landlord and the Lender are sufficient to completely repair, restore or rebuild the damaged Premises or (ii) the net insurance proceeds received by Tenant, Landlord and the Lender plus cash contributions delivered to Landlord or the Lender are sufficient to completely repair, restore or rebuild the 11 damaged Premises, and (d) the Lender’s collateral (for the loan made by the Lender to Landlord with respect to the Premises) is not materially impaired as a result of such casualty after the Lender takes into consideration the total funds available for repair, restoration and rebuilding, the time necessary to accomplish such repairs, restoration and rebuilding, the potential loss of future rents or property value despite such potential repair, restoration or rebuilding, and other commercially reasonable factors as may be established under the Lender’s loan documents. If the cost of repair, restoration or rebuilding shall exceed the amount of the net insurance proceeds received, then Tenant shall contribute the amount of such excess prior to Landlord or the Lender releasing any portion of insurance proceeds for any repair, restoration or rebuilding. In the event the cost of repair, restoration or rebuilding shall exceed One Hundred Thousand and No/100 Dollars ($100,000.00), then all net insurance proceeds received and any excess contribution by the Tenant shall be held by Landlord or the Lender and disbursed in accordance with commercially reasonable construction disbursement procedures. The Annual Base Rent and the Additional Rent payable under the provisions of this Lease shall not be affected, altered or reduced by any casualty and Tenant’s obligation to continue to pay Annual Rent and Additional Rent shall continue notwithstanding any such casualty, it being acknowledged and agreed that Business Interruption insurance proceeds received may be used to satisfy such rent payment obligations. 10.2 If at any time during the last year of the Initial Term or the last year of any Renewal Term the Premises shall be destroyed or damaged to the extent of fifty percent (50%) or more of the pre-casualty value of all improvements above the foundations that constituted the Premises, Tenant may terminate this Lease upon written notice to Landlord within thirty (30) days after the damage or destruction, but all insurance proceeds (including those from Business Interruption insurance, if any) payable because of destruction or damage to the Premises (exclusive of Tenant’s Property) shall belong to and be retained by Landlord (or the Lender). In such event, Tenant’s obligation to pay rent shall cease. ARTICLE XI CONDEMNATION 11.1 In the event that the whole or any material part of the building on the Premises or a material portion of the land constituting a portion of the Premises (for purposes hereof, “material” shall mean (a) more than twenty-five percent (25%) of the building on the Premises or (b) more than forty percent (40%) of the land or (c) more than twenty percent (20%) of the parking spaces) shall be taken during the term of this Lease or any extension or renewal thereof for any public or quasi-public use under any governmental law, ordinance, regulation or by right of eminent domain, or shall be sold to the condemning authority under threat of condemnation with the result that the Premises cannot continue to be operated as is or as reasonably reconfigured as the type for the manufacturing, distribution and headquarters facility use contemplated herein, or if all reasonable access shall be taken (any of such events being hereinafter referred to as a “taking”), Tenant shall have the option of terminating this Lease as of a date no earlier than the date of such taking, such termination date to be specified in a notice of termination to be given by Tenant to Landlord not fewer than thirty (30) days prior to the date on which possession of the Premises, or part thereof, must be surrendered to the condemning authority or its designee. 12 11.2 In the event of any taking which does not give rise to an option to terminate or in the event of a taking which does give rise to an option to terminate and Tenant does not elect to terminate, Landlord shall make its award available to Tenant and Tenant shall, to the extent of the award from such taking (which word “award” shall mean the net proceeds after deducting all Landlord expenses, expenses of any settlement, or net purchase price under a sale in lieu of condemnation but shall exclude the value of Landlord’s reversionary interest, to the extent specifically allocated and awarded for same), promptly restore or repair the Premises and all improvements thereon (except those items of Tenant’s Property which Tenant is permitted to remove under the terms of this Lease) to the same condition as existed immediately prior to such taking insofar as is reasonably possible. The award and any excess shall be held by Landlord and used, to the extent required, for the purpose of such restoration or repair. If the award shall exceed the amount spent or to be spent promptly to effect such restoration, repair or replacement, such excess shall unconditionally belong to Landlord and shall be paid to Landlord. 11.3 In the event of any partial taking where this Lease is not terminated, Tenant shall not be entitled (except for use in reconstruction) to any part of the compensation or award given Landlord for the taking of the fee of the Premises, but Tenant shall have the right to recover from the condemning authority such compensation as is specifically awarded to Tenant (a) to reimburse Tenant for any cost which Tenant may incur in removing Tenant’s Property from the Premises and (b) for loss of Tenant’s business. 11.4 If this Lease is terminated by reason of a taking, then Landlord shall be entitled to receive the entire award in any such condemnation or eminent domain proceedings or purchase in lieu thereof and Tenant hereby assigns to Landlord all of its right, title, and interest in and to all and any part of such award, provided, however, Tenant shall be entitled to receive moving costs and personal property awards. ARTICLE XII ASSIGNMENT AND SUBLETTING 12.1 Provided no Event of Default exists under the terms of this Lease, Tenant shall subject to the provisions of this Article XII, have the right to sublease the Premises or a portion of the Premises to subtenant or subtenants, assign all of its rights under this Lease, or be involved in a Transfer, subject only to Landlord's prior express written approval, which may not be unreasonably withheld; provided, that without Landlord's consent, Tenant may assign this Lease to an entity (the "Assignee") that acquires, through a bona fide sale for fair market value, all or substantially all of the assets of Tenant, or all of the equity interests of Tenant (whether by merger, reorganization, acquisition, sale, or otherwise), and (i) Assignee has, at the time of the proposed assignment, (a) a minimum Net Worth of $30,000,000 on a consolidated basis inclusive of all affiliates of the assignee, and (b) a Leverage Ratio of no greater than 5.00 to 1.00; and (ii) the Assignee assumes in writing the obligations hereunder, pursuant to an instrument approved by Landlord in its reasonable discretion, which written documents shall not provide for terms substantially different than provided for herein(a "No-Consent Assignment"). For purposes hereof: "EBITDA" means, for the twelve (12) month period ending on the date of determination, the sum of net income (loss) for such period plus, in each case to the

13 extent previously deducted in calculating net income (loss): (1) income taxes, (2) interest payments on all of its debt obligations (including any borrowings under short term credit facilities), (3) all non-cash charges including depreciation and amortization, and (4) Non-Recurring Items (defined below). Notwithstanding the foregoing definition, when determining EBITDA, pro forma effect shall be given to any acquisition or divestiture (or any similar transaction or transactions) occurring during the twelve (12) month testing period, as if such event occurred on the first day of such testing period. "Leverage Ratio" means, as of any applicable date, Total Debt divided by EBITDA. "Liquid Assets" means any of the following, but only to the extent owned individually, free of all security interests, liens, pledges, charges or any other encumbrance: (A) cash and cash equivalents, (B) obligations of (or fully guaranteed as to principal and interest by) the United States or any agency or instrumentality thereof (provided the full faith and credit of the United States supports such obligation or guarantee), (C) time deposits, certificates of deposit, or bankers' acceptances (with a maturity of two years or less) issued by, or savings account with, any commercial bank or other financial institution, (D) commercial paper issued by any person or entity organized under the laws of any state of the United States of America and rated at least "Prime-1" (or the then equivalent grade) by Moody's or at least "A-1" (or the then equivalent grade) by S&P, (E) securities listed and traded on a recognized national or international exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations, marked to market, and (F) liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market (including, without limitation, money market accounts or similar investments classified in accordance with generally accepted accounting principles as current assets of Guarantor, in money market investment programs registered under the Investment Company Act of 1940). "Net Worth" shall mean Assignee's total assets as of the date given (including Liquid Assets), less Assignee's total liabilities of such date, each determined in accordance with GAAP. "Total Debt" means, as of the date of determination, the total current principal balance under any note, mortgage, indenture, loan agreement or instrument under which a lender has a security interest in any of the company's assets. 12.2 In the event of a proposed sublease or assignment, Tenant shall furnish to Landlord written notice of such assignment, delegation or subletting at least sixty (60) days prior to the effective date thereof, together with evidence to demonstrate the satisfaction of all conditions required by Article XXIX and this Article XII. Such evidence shall include a written description of the proposed transfer, copies of the proposed assignment or sublease documentation, and the following information about the proposed transferee: name and address of the proposed transferee and any entities and persons who directly own, control or direct the proposed transferee; reasonably satisfactory information about its business and business history; its proposed use of the 14 Premises; financial and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord immediately upon request for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for consent to a transfer. 12.3 Each sublease of the Premises or any part thereof shall be subject and subordinate to the provisions of this Lease. No assignment or sublease shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full force and effect as obligations of a principal and not as obligations of a guarantor, as if no assignment or sublease had been made. Notwithstanding any assignment or subletting, Tenant shall continue to remain primarily liable and responsible for the payment of the Annual Base Rent and Additional Rent and the performance of all its other obligations under this Lease. No assignment or sublease shall impose any obligations on Landlord under this Lease. Notwithstanding the foregoing, in the event of a No-Consent Assignment, Tenant shall be immediately released from its obligations hereunder by a writing signed by Landlord, reasonably satisfactory in form to Tenant. 12.4 Tenant agrees that in the case of an assignment of this Lease, Tenant shall, within fifteen (15) days after the execution and delivery of any such assignment, deliver to Landlord (a) a duplicate original of such assignment in recordable form and (b) an agreement executed and acknowledged by the assignee in recordable form wherein the assignee shall agree to assume and agree to observe and perform all of the terms and provisions of this Lease on the part of the Tenant to be observed and performed from and after the date of such assignment. In the case of a sublease, Tenant shall, within fifteen (15) days after the execution and delivery of such sublease, deliver to Landlord a duplicate original of such sublease. 12.5 In the event of an assignment of Tenant's interest in this Lease or a sublease of the Premises or any portion thereof to a third party that is not an affiliate of Tenant, Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of (a) fifty percent (50%) of all compensation in excess of the existing Annual Base Rent payable hereunder which is received by Tenant for such transfer less the actual out-of-pocket costs reasonably incurred by Tenant with unaffiliated third parties (i.e., brokerage commissions, reasonable legal fees, tenant finish work and other concessions) in connection with such transfer (such costs shall be amortized on a straight-line basis over the term of the transfer in question) over (b) the Annual Base Rent allocable to the portion of the Premises covered thereby. ARTICLE XIII CONDITION OF PREMISES AND REPAIRS 13.1 Tenant acknowledges, agrees and represent and warrants to Landlord that immediately prior to the Commencement Date Tenant occupies the Premises and it is in good working order and repair. As such, on the Commencement Date, Tenant shall accept the Premises in their then “as-is” condition, without representation or warranty by Landlord of any kind, as more specifically provided in Article XXVII. Thereafter, during the Lease Term, Tenant, at its sole expense, shall keep and maintain the entire Premises, including without limitation the roof and structure, all mechanical, plumbing and electrical systems and equipment, fire extinguishing equipment, power and light wiring, heating equipment, water and sewer lines, air conditioning 15 equipment, sprinkler system and lighting equipment and fixtures, signs, security system, parking lot, driveways, sidewalks, loading docks, interior walls, exterior lighting, and all other equipment located on or affixed to the Premises by Tenant, and all replacements, additions or improvements thereto, in good working condition and repair. Tenant shall follow all manufacturers’ recommended servicing requirements to keep all equipment under warranty. Tenant shall have the HVAC system serviced at least every six (6) months unless more frequent servicing is required to maintain the manufacturer’s warranty. Tenant shall, at its own expense, at all times during the Lease Term maintain the building structure, including the floors, doors, roof membrane (including components) and all exterior and interior walls, in good repair, replacing at Tenant’s expense all broken glass of the same size and quality as that broken, and repairing, replacing and painting all windows and window sash; and Tenant, at its expense, will repair or replace all damaged fire extinguishing equipment, power and light wiring, heating equipment, water and sewer lines, plumbing and heating equipment and fixtures, air conditioning equipment, and fixtures and parts pertaining thereto, sprinkler system, lighting equipment and fixtures, signs, roof membrane, and other appurtenances to said property and the Premises as required for proper maintenance with others of at least equal quality; and will keep the Premises, including the drives and parking lots on the Premises, in a clean and good condition and repair in conformance with all applicable laws and codes during the Lease Term, at Tenant’s expense. Such maintenance shall include periodic (at least every five years) painting of all interior and exterior surfaces of the Improvements. 13.2 Tenant agrees that Landlord shall have no obligation under this Lease to make any repairs or replacements of any kind or nature (including any roof, structure, parking area, ramps and the replacement of obsolete components) to the Premises or the building or improvements thereon, or any alteration, addition, change, substitution or improvement thereof or thereto. Landlord and Tenant intend that the Annual Base Rent received by Landlord shall be in addition to any expense to Landlord under this Lease, including but not limited to Landlord’s expenses under Section 13.4, for the construction, care, maintenance, operation, repair, replacement, alteration, addition, change, substitution and improvement of or to the Premises and any building and improvement thereon. Upon the expiration or earlier termination of this Lease, Tenant shall remain responsible for, and shall pay to Landlord, any cost, charge or expense for which Tenant is otherwise responsible for hereunder attributable to any period (prorated on a daily basis) prior to the expiration or earlier termination of this Lease. 13.3 Tenant, at its expense, shall promptly comply with all governmental requirements with respect to the maintenance, use and occupancy of the Premises, and will procure and maintain all permits, licenses and other authorization required for the use of the Premises or any part thereof then being made and for the lawful and proper installation, operation and maintenance of all equipment and appliances necessary or appropriate for the operation and maintenance of the Premises, and shall comply with all easements, restrictions, reservations and other instruments of record applicable to the Premises including all terms and conditions of any applicable easements, covenants, restrictions, association rules and regulations. Tenant shall indemnify and save Landlord harmless from all expenses and damages by reason of any notices, orders, violations or penalties filed against or imposed upon the Premises, or against Landlord as owner thereof, because of Tenant’s failure to comply with this section. 13.4 In the event that Tenant shall fail to properly maintain, repair and replace such materials, equipment or systems as may be necessary to keep and maintain the Premises in good 16 and safe, working condition and repair, and shall not cure such failure within thirty (30) days after the Landlord shall have given written notice to the Tenant stating what maintenance, repair or replacements the Landlord shall deem to be required by this Lease (provided that in an event of an emergency no notice shall be required), Landlord shall have the right, at its election, to pay all or any part of such charges or costs, and may expend such sums as to it may seem reasonably necessary in order properly to maintain, repair and replace such materials, equipment or systems; and such amounts so paid by Landlord are hereby declared to be Additional Rent and shall be a debt immediately due and owing from the Tenant to the Landlord, together with interest equal to the lesser of the applicable usury rate or twelve percent (12%) per annum (“Rate”). Upon the termination of this Lease for any reason, Tenant will turn over said Premises, including all fixtures and improvements and additions thereto or replacements thereof and subject to Section 15.1, to Landlord in good condition and repair (loss by fire excepted), and deliver the keys thereof to Landlord. ARTICLE XIV MORTGAGEES 14.1 Landlord may, at any time, procure temporary and permanent financing (and renewals, replacement, or substitutions thereof) secured by a mortgage on the Premises, which mortgage may consist of one or more mortgages, deeds of trust or other similar security instruments made by Landlord and encumber the Premises (each, a “mortgage”). 14.2 Tenant agrees to give any Lender, by registered or certified mail, prompt notice of (a) the occurrence of any materially casualty damage to the Premises or any condemnation notice regarding the Premises and (b) a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such Lender. Tenant further agrees that if Landlord shall have failed to cure any such noticed default within the time provided for in this Lease, then the Lender shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or if such default cannot be cured within that time, then such additional notice time as may be necessary, if, within such thirty (30) days, any Lender has commenced and is diligently pursuing the remedies necessary to cure such default (including commencement of foreclosure proceedings or other proceedings to acquire possession of the Premises, if necessary to effect such cure). Such period of time shall be extended by any period within which such Lender is prevented from commencing or pursuing such foreclosure proceedings or other proceedings to acquire possession of the Premises by reason of Landlord’s bankruptcy. Until the time allowed as aforesaid for Lender to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. ARTICLE XV CHATTELS AND FIXTURES 15.1 Tenant retains all claims to chattels, inventory, cash collateral or equipment (other than equipment relating to building systems, HVAC systems or the like) affixed to or otherwise

17 existing on the Premises, excluding Trade Fixtures ( limited to trade fixtures, business equipment, office furniture, inventory, signs, decorative soffit, removable partitions, counters, shelving, showcases, mirrors, display lighting, and other removable personal property, but excluding all lighting incorporated into the building, telephone and communications cabling, security systems and any other components of the Premises) purchased by Tenant (“Tenant’s Property”) in the event of a default or early termination of this Lease by Tenant. Tenant or its subtenant may remove the same from time to time and at the expiration of this Lease or any renewal term provided that any damage to the Premises caused by such removal shall be repaired by Tenant. 15.2 Provided that Tenant complies with all easements, covenants, restrictions, and association requirements, as well as zoning and other municipal and county regulations, Tenant may, without Landlord’s prior written approval of the sign specifications, install or modify the building signage on the exterior of the Premises and any pylon sign associated with the Premises. ARTICLE XVI ABANDONMENT If Tenant abandons the Premises before the end of the Lease Term, the Landlord may take possession of said Premises and relet the same for the account of Tenant without such action being deemed an acceptance of the surrender of this Lease or in any way terminating Tenant’s liability hereunder, and the Tenant shall remain liable for any deficiency between the rent herein reserved and the net proceeds realized by such reletting. ARTICLE XVII CURATIVE AND DEFAULT PROVISIONS 17.1 If any one or more of the following events occur, said event or events shall hereby be referred to as an “Event of Default”: (a) If Tenant fails to pay the Annual Base Rent, Additional Rent or other sums as and when required to be paid by Tenant hereunder and such failure continues for five (5) business days after written notice from Landlord; provided however, that if a written notice has been previously given by Landlord in any calendar year, then the failure to cure within five (5) business days of the date any such payment was due. (b) If Tenant fails to observe or perform any provision hereof not described in this Section 17 and such failure shall continue for thirty (30) days after notice to Tenant of such failure (provided, that in the case of any such failure which is capable of being cured but cannot be cured by the payment of money and cannot with diligence be cured within such 30-day period, if Tenant shall commence promptly to cure the same and thereafter prosecute the curing thereof with diligence, the time within which such failure may be cured shall be extended for such period as is necessary to complete the curing thereof with diligence, but in no event to exceed one hundred twenty (120) days from the date of such failure). Notwithstanding the above, if any provision in this Lease contains a cure period different from this Section 17.1(b), such provision shall govern and control (collectively, "Cure Periods"). 18 (c) The failure by Tenant to maintain any insurance required to be maintained by Tenant in accordance with the terms and conditions of Article VII hereof, such failure shall be deemed an immediate Event of Default. (d) If Tenant or any guarantor of Tenant’s obligations hereunder (including Guarantor) shall make an assignment for the benefit of creditors or file a petition, in any federal or state court, in bankruptcy, reorganization, composition, or make an application in any such proceedings for the appointment of a trustee or receiver for all or any portion of its property, such assignment, filing and/or application shall be deemed an immediate Event of Default. (e) If any petition shall be filed under federal or state law against Tenant or any guarantor of Tenant’s obligations hereunder (including Guarantor) in any bankruptcy, reorganization, or insolvency proceedings, and said proceedings shall not be dismissed or vacated within sixty (60) days after such petition is filed. (f) If a receiver or trustee shall be appointed under federal or state law for Tenant, or any guarantor of Tenant’s obligations hereunder, for all or any portion of the property of either of them, and such receivership or trusteeship shall not be set aside within sixty (60) days after such appointment. (g) The Guarantor fails to perform any of its obligations under Section 29.13 or under the Guaranty. 17.2 It shall be a default under and breach of this Lease by Landlord if Landlord shall fail to perform or observe any term, condition, covenant or obligation as a result of an act within Landlord’s reasonable control and required to be performed or observed by Landlord under Section 18.1 of the Lease for a period of thirty (30) days after written notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be automatically extended for such additional period of time as is reasonably necessary to cure if Landlord commences such performance within said thirty-day period and thereafter diligently completes the same. Upon the occurrence of any such default, Tenant may seek reimbursement for Tenant’s actual and reasonable damages, together with attorneys’ fees and costs of collection. Tenant may cure a default by Landlord. Landlord shall reimburse Tenant for its costs and expenses in connection therewith within ten (10) days after Tenant’s delivery to Landlord of an invoice therefor. This Lease shall not terminate or be forfeited or be affected in any manner, and there shall be no reduction or abatement of any rent payable hereunder, on account of Landlord’s default under this Section 17.2. Tenant’s only remedies under this Section 17.2 shall be to seek damages or injunctive relief. 17.3 If an Event of Default shall have occurred and be continuing, Landlord shall be entitled to all remedies available at law or in equity. Without limiting the foregoing, Landlord shall have the right to give Tenant notice of Landlord’s termination of the Lease Term. Upon the giving of such notice, the Lease Term and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein 19 fixed for the expiration of the Lease Term, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable as hereinafter provided. 17.4 If an Event of Default shall have occurred and be continuing, Landlord shall have the immediate right, whether or not the Lease Term shall have been terminated pursuant to Section 17.3, to re-enter and repossess the Premises and the right to remove all persons and property therefrom by summary proceedings, ejectment, any other legal action or in any lawful manner Landlord determines to be necessary or desirable. Landlord shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry, repossession or removal shall be construed as an election by Landlord to terminate this Lease unless an express notice of such termination is given to Tenant pursuant to this Article XVII. 17.5 At any time or from time to time after a re-entry, repossession or removal, whether or not the Lease Term shall have been terminated, Landlord may relet the Premises for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms and on such conditions and for such uses as Landlord, in its absolute discretion, may determine. Landlord may collect any rents payable by reason of such reletting. Landlord shall not be liable for any failure to relet the Premises or for any failure to collect any rent due upon any such reletting. 17.6 No expiration or termination of the Lease Term, by operation of law or otherwise, and no re-entry, repossession or removal, and no reletting of the Premises otherwise, shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, re-entry, repossession, removal or reletting. 17.7 In the event of any expiration or termination of the Lease Term or re-entry or repossession of the Premises or removal of persons or property therefrom by reason of the occurrence of an Event of Default, Tenant shall pay to Landlord all Annual Base Rent, Additional Rent and other sums required to be paid by Tenant, in each case together with interest thereon at the Rate from the due date thereof to and including the date of such expiration, termination, re- entry, repossession or removal; and thereafter, Tenant shall, until the end of what would have been the Lease Term in the absence of such expiration, termination, re-entry, repossession or removal and whether or not the Premises have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages: (i) all Annual Base Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of any such expiration, termination, re-entry, repossession or removal, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant, after deducting from such proceeds all expenses of Landlord in connection with such reletting (including, without limitation, all repossession costs, brokerage commissions, reasonable attorneys’ fees and expenses (including fees and expenses of appellate proceedings), employees’ expenses, alteration costs and expenses of preparation for such reletting). Tenant shall pay such liquidated and agreed current damages on the dates on which Annual Base Rent would be payable under this Lease in the absence of such expiration, termination, re-entry, repossession or removal, and Landlord shall be entitled to recover the same from Tenant on each such date. 17.8 At any time after any such expiration or termination of the Lease Term or re-entry or repossession of the Premises or removal of persons or property thereon by reason of the 20 occurrence of an Event of Default, whether or not Landlord shall have collected any liquidated and agreed current damages pursuant to Section 17.7, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant’s default and in lieu of all liquidated and agreed current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the excess, if any, of (a) the aggregate of all Annual Base Rent, Additional Rent and other sums which would be payable under this Lease, in each case from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations to pay liquidated and agreed current damages) for what would be the then-unexpired Lease Term in the absence of such expiration, termination, re-entry, repossession or removal, discounted at a rate equal to the then rate on U.S. Treasury obligations of comparable maturity to the Lease Term (the “Treasury Rate”) over (b) the then fair rental value of the Premises, discounted at the Treasury Rate for the same period. If any law shall limit the amount of liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such law. 17.9 No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by Landlord of any Annual Base Rent, Additional Rent or other sums payable hereunder with knowledge of the breach of any provision hereof shall not constitute waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless made in writing duly executed by Landlord. Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to Landlord by law or equity. ARTICLE XVIII COVENANTS OF LANDLORD AND TENANT 18.1 Landlord covenants and warrants that Landlord has the lawful right and authority to make this Lease, and that Tenant, upon paying the rent and performing and observing the covenants and conditions herein contained on Tenant’s part to be performed and observed, shall and will peacefully and quietly have, hold and enjoy the Premises, together with all appurtenances thereto, subject to the terms of this Lease. 18.2 Tenant covenants and warrants each of the following: (a) Tenant will obey and comply with all applicable laws, regulations, ordinances and codes in connection with its possession and use of the Premises. (b) Tenant and Guarantor are duly formed limited liability companies, having full power and authority to execute this Lease and the Guaranty and the execution and delivery of this Lease and the Guaranty by their respective representatives have been authorized by the board of directors, managers or members, as applicable, of Tenant and

21 Guarantor and constitute valid binding obligations of Tenant and Guarantor, as applicable. The execution and performance of this Lease by Tenant and the Guaranty by Guarantor will not conflict with or cause a default under any contract, mortgage, indenture, order, law or regulation applicable to or binding upon Tenant or Guarantor, as applicable. (c) Tenant will fully comply with all easements, covenants and restrictions of record encumbering the Premises. ARTICLE XIX RESERVED RIGHTS 19.1 Landlord expressly reserves the following rights for the benefit of both Landlord and Lender: (a) To enter said Premises upon reasonable notice and at all reasonable times to carry out its obligations and examine same, or to make such repairs, alterations or additions as it may deem necessary as permitted in this Lease, but Landlord assumes no obligation to make repairs to said Premises or said building; (b) To enter the Premises and display a notice or for rent sign at any time within one-hundred eighty (180) days before the expiration or sooner termination of this Lease, and to maintain the same as placed; and (c) During or after the time Tenant abandons or vacates the Premises as provided herein, to enter and remodel, repair, alter or otherwise prepare the Premises for reoccupancy. 19.2 The exercise of any reserved rights by Landlord shall never be deemed an eviction or disturbance of Tenant’s use and possession of the Premises, and shall never render Landlord liable in any manner to Tenant or to any other person. ARTICLE XX SURRENDER OF PREMISES 20.1 Upon any termination of this Lease, whether by lapse of time, cancellation pursuant to an election provided herein, forfeiture or otherwise, Tenant shall immediately surrender possession of the Premises to Landlord in clean condition and good and tenantable repair, loss by fire excepted, subject, however, to the provisions of Article XI (Condemnation) and as otherwise required by the terms of this Lease, including the provisions of Section 13.4 and to repair any damage caused by the removal of any Tenant signage permitted under, and in accordance with, Section 29.12. 20.2 If Tenant retains possession of all or any part of the Premises after the expiration or earlier termination of the Lease Term, then Tenant shall become a tenant from month to month at a rental rate equal to 150% of the rental then being paid (“Hold Over Rate”) for the Premises and otherwise upon and subject to all the terms and conditions hereof, so far as applicable. 22 Acceptance by Landlord of any amount less than 150% of the rental then being paid shall not be a waiver of Landlord’s right to the Hold Over Rate. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease, and no holding over by Tenant shall operate to extend this Lease. The foregoing provisions are in addition to and do not affect Landlord’s right of re-entry or any other rights or remedies of Landlord hereunder or as otherwise provided by law. ARTICLE XXI INTENTIONALLY OMITTED ARTICLE XXII SUBORDINATION, NON-DISTURBANCE, ATTORNMENT, ESTOPPEL CERTIFICATE 22.1 This Lease shall, at Landlord’s election, be subordinated to any mortgage (as defined in Section 14.1), and Tenant agrees to attorn to a successor landlord and to execute, within twenty (20) days of Landlord’s written request, a subordination, attornment and nondisturbance agreement either (a) in substantially the same form as that attached hereto as Exhibit C to evidence such subordination and attornment (“SNDA”), which SNDA also prohibits Lender from disturbing Tenant’s tenancy and extension rights as provided in the Lease so long as Tenant is not in default under the Lease or (b) in form and substance as that reasonably required by the Lender. 22.2 Notwithstanding anything set out in subparagraph (a) above to the contrary, in the event the holder of any such mortgage elects to have this Lease be superior to its mortgage, then upon Tenant’s being notified to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage, whether this Lease is dated prior or subsequent to the date of said mortgage, and Tenant shall execute, acknowledge and deliver an instrument, in the form customarily used by such encumbrance holder, effecting such priority. 22.3 Each party agrees, within ten (10) days after written request by the other, to execute, acknowledge and deliver to and in favor of any proposed mortgagee or purchaser of the Premises, an estoppel certificate, in the form customarily used by such proposed mortgagee or purchaser, stating, among other things (i) whether this Lease is in full force and effect, (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment, (iii) the date to which Annual Base Rent and other charges have been paid, (iv) whether the party furnishing such certificate knows of any default on the part of the other party or has any claim against such party and, if so, specifying the nature of such default or claim, and (v) such other information as may reasonably be requested. ARTICLE XXIII INDEMNIFICATION AND HOLD HARMLESS 23 23.1 Tenant agrees to indemnify and exonerate Landlord against and from all liabilities, losses, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys’ fees, paralegal fees, and legal costs and actual expenses incurred by Landlord, whether or not judicial proceedings are filed, and including on appeal and in any bankruptcy proceedings, which may be imposed upon or asserted against or incurred by Landlord by reason of any of the following occurring: (a) any work or thing done by Tenant, its agents, contractors or licensees in respect of construction of, in or to the Premises or any part of the improvements now or hereafter constructed on the Premises; (b) any use, possession, occupation, operation, maintenance or management of the Premises or any part thereof by Tenant, sublessees, their agents, employees, guests, invitees or licensees; (c) Tenant’s failure to, or to properly, use, possess, occupy, operate, maintain or manage the Premises or any part thereof; (d) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees; (e) any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof including any sidewalk adjacent thereto; or (f) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with. 23.2 In addition to the indemnification provisions provided in Section 1.4, Tenant further agrees to indemnify, defend and hold Landlord harmless against any and all loss, damage or expense, including reasonable attorneys’ fees, claims, damages, accidents and injuries to persons or property caused by or resulting from or in connection with anything in or pertaining to or upon the Premises during the Lease Term or otherwise while Tenant is occupying the Premises, except if such claim, damage, accident or injury shall be caused by the reckless or willful misconduct of Landlord, its agents, servants or employees. Landlord agrees to indemnify and hold harmless Tenant for anything caused by the reckless or willful misconduct of Landlord, its agents, employees or its authorized representatives. ARTICLE XXIV NOTICES Any notices, consents or other communication required or desired to be given by or on behalf of either party to the other shall be in writing, signed by the party giving such notice and shall be given by personal service or sent by registered or certified mail, postage prepaid, return receipt requested or by a nationally recognized overnight courier or by email, addressed to the addresses set forth below, or at such other address or addresses as may be specified from time to time in writing delivered to the other party in accordance with this Article. 24 If to Landlord: S and C Ventures Manager, LLC 3754 Wasatch Avenue West Los Angeles, California 90066 Attn: John ‘Judd’ Barker Dunning E-Mail: jdunning@dwg-re.com With a copy to: Kelley | Clarke, PC 603 E. Broadway St. Prosper, Texas 75078 Attn: Dugan Kelley E-Mail: dugan@kelleyclarke.com If to Tenant: [________________________] ARTICLE XXV APPLICABLE LAW AND CONSTRUCTION 25.1 The laws of the State of Wisconsin shall govern the validity, performance and enforcement of this Lease. The invalidity or enforceability of any provision of this Lease will not affect or impair any other provision. The submission of this document for examination does not constitute an offer to lease, or a reservation of or option for the Premises and becomes effective only upon execution and delivery thereof by Landlord and Tenant. All negotiations, considerations, representations and understandings between the parties are merged herein and may be modified or altered only by agreement in writing between the parties. The headings of the several articles contained herein are for convenience only and do not define, limit or construe the contents of such articles. Landlord and Tenant understand, agree and acknowledge that: (a) this Lease has been freely negotiated by both parties; and (b) that, in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof. 25.2 Wherever used, “Landlord” and “Tenant” shall be deemed to include the heirs, personal representatives, successors, subtenants, assigns and purchasers of substantially all of the assets of said parties unless the context excludes such construction. ARTICLE XXVI BINDING EFFECT This Lease supersedes in its entirety any other lease between Landlord (or any of its predecessors) and Tenant with respect to the Premises. Upon execution this Lease shall be binding

25 upon and inure to the benefit of Landlord and Tenant and their respective assigns and successors in interest. This Lease may be executed in multiple counterparts. ARTICLE XXVII AS IS CONDITION Tenant acknowledges that it has made an inspection of the Premises and is willing to lease them in their present condition. Landlord is leasing the Premises to Tenant in an AS IS WHERE IS condition and makes no warranties, express or implied, concerning the condition or habitability of the Premises or their fitness for a particular purpose. ARTICLE XXVIII NET LEASE AND MEMORANDUM 28.1 This is a net lease and Basic Rent, Additional Rent and all other sums payable hereunder by Tenant shall be paid, without notice, demand, setoff, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense. 28.2 Except as expressly set forth in this Lease, this Lease shall not terminate and Tenant shall not have any right to terminate this Lease, during the Term. It is the intention of the parties hereto that the obligations of Tenant under this Lease shall be separate and independent covenants and agreements, and that Annual Base Rent, Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events (or, in lieu thereof, Tenant shall pay amounts equal thereto), and that the obligations of Tenant under this Lease shall continue unaffected, unless this Lease shall have been terminated pursuant to an express provision of this Lease. 28.3 Tenant agrees that it shall remain obligated under this Lease in accordance with its provisions and that, except as expressly set forth in this Lease, it shall not take any action to terminate, rescind or avoid this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord. 28.4 This Lease is the absolute and unconditional obligation of Tenant. Tenant waives all rights which are not expressly stated in this Lease but which may now or hereafter otherwise be conferred by law to quit, terminate or surrender this Lease or any of the Leased Premises. 28.5 Anything herein to the contrary notwithstanding, it is the intention of the parties that Tenant be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Premises and the business operated thereon and therein that may arise or become due during the Term; provided, however, that Landlord shall nonetheless be obligated to pay (a) debt service on any mortgage encumbering Landlord’s fee simple interest in the Premises; (b) Landlord’s personal and corporate taxes with respect to the rents received by Landlord under this Lease; and (c) any expenses related solely to the partnership, trust, or corporate restructuring, as the case may be, of the Landlord. Except as expressly hereinabove provided, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the Premises. 26 28.6 At the request of Tenant or Landlord, the parties shall execute and record a Memorandum of this Lease in a form reasonably acceptable to each of Landlord and Tenant. ARTICLE XXIX MISCELLANEOUS 29.1 Financial Information. Tenant will deliver to Landlord and to any Lender copies of all financial statements, reports, notices and proxy statements sent by Tenant to its stockholders or to the Securities and Exchange Commission; provided, however, that if such statements and reports do not include the following information, Tenant will deliver to Landlord the following upon Landlord’s request: (a) Within sixty (60) days after the end of each fiscal quarter, Tenant shall deliver to Landlord consolidated financial statements that consolidate Tenant and Guarantor (defined below), consisting of a balance sheet, profit and loss statement and statement of cash flows for the fiscal period then ended; provided, however, that in the event any such quarterly statement does not separately detail interest expense, income taxes, non-cash expenses, non-recurring expenses, operating lease expense, senior and related party debt balances and current portion of long-term debt – capital leases, Tenant shall provide a separate schedule identifying such item(s) for the statement(s) provided. Within one hundred twenty (120) days after the end of each fiscal year of Tenant and Guarantor, Tenant shall deliver to Landlord complete consolidated financial statements that consolidate Tenant and Guarantor, including a balance sheet, profit and loss statement, statement of stockholders’ equity and statement of cash flows and all other related schedules for the fiscal period then ended, such statements to detail separately interest expense, income taxes, non-cash expenses, non-recurring expenses, operating lease expense, senior and related party debt balances and current portion of long-term debt – capital leases. All such financial statements shall be prepared in accordance with GAAP, and shall be certified to be accurate and complete by an officer or director of Tenant. In the event Tenant’s business at the Premises is separately accounted for, a separate profit and loss statement shall be provided showing separately the sales, profits and losses pertaining to the Premises with interest expense, income taxes, non-cash expenses, non-recurring expenses and operating lease expense (rent), with the basis for allocation of overhead or other charges being clearly set forth. The financial statements delivered to Landlord need not be audited, but Tenant shall deliver to Landlord copies of any audited financial statements of the Tenant and Guarantor which may be prepared, as soon as they are available. Within one hundred and twenty (120) days after the end of each fiscal year of Tenant, and upon prior written request by Landlord, Tenant shall deliver such compliance certificate to Landlord as Landlord may reasonably require in order to establish that, to Tenant’s knowledge, Tenant and Guarantor are compliance with all of its obligations, duties and covenants under this Lease. (b) Notwithstanding any provision contained herein, upon Landlord’s reasonable request, Tenant agrees to provide such additional financial information as reasonably requested by Landlord to enable Landlord to: (i) better understand or clarify 27 previously provided information or financial statements; and/or (ii) satisfy filing or disclosure obligations required by any applicable laws. 29.2 Broker’s Commission. The parties hereby acknowledge, represent and warrant that no broker or person is entitled to any leasing commission or compensation as a result of the negotiation or execution of this Lease. Each party shall indemnify and hold the other harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto. 29.3 Non-Imputation. Under no circumstance shall Landlord be deemed to have acted negligently, recklessly or willfully merely by Landlord’s ownership of the Premises, and in no event shall any occurrence relating to the Premises, whether negligent or willful, be imputed to Landlord by reason of Landlord’s interest in the Premises, it being understood that all obligations with respect to the Premises are the responsibility of Tenant under this Lease. In order to have acted negligently, recklessly or willfully, Landlord must have committed an affirmative act. 29.4 Time of Essence. Time is of the essence of this Lease and of all provisions hereof. 29.5 Authority. Each of Landlord and Tenant represent and warrant to the other that each person(s) signing this Lease is authorized to execute this Lease without the necessity of obtaining the signature of any other officer, partner, member or manager, that the execution of this Lease has been authorized by the Board of Directors of the corporation or by the partners of the partnership, or the members or managers of the limited liability company, as the case may be, and that this Lease is fully binding on such party. 29.6 Waiver of Rights. The failure of either party to insist upon strict performance of any provision of this Lease shall not be deemed a waiver of any rights or remedies at any such other time. 29.7 Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership or joint venture between the parties hereto. 29.8 Waiver of Jury Trial. With regard to any dispute or matter arising out of or associated with this lease or the Premises, Landlord and Tenant hereby waive the right to trial by jury. 29.9 Further Assurances. The parties agree to obtain, execute and deliver, and file such additional documents, instruments, and consents as may be reasonably requested by either party, at the sole cost and expense of the requesting party, in order to fully effectuate the terms and conditions of this Lease. 29.10 Complete Agreement. This lease contains a complete expression of the agreement between the parties and there are no promises, representations, or inducements except such as are herein provided. 28 29.11 Signage. Any signs Tenant desires to erect at the Premises shall be subject to Landlord’s consent and shall otherwise be in compliance with all legal requirements. Tenant shall maintain all signs in a good state of repair, shall save Landlord harmless from all loss, cost or damage caused by the erection, existence, maintenance or removal thereof and shall repair any damage resulting therefrom. On or prior to the end of the Lease Term, Tenant shall remove said signs and shall repair any damage caused thereby. 29.12 Limitation on Landlord’s Liability. Notwithstanding anything to the contrary contained in this Lease, the liability of Landlord under this Lease shall be limited solely to its equity in the Premises and no other property or assets of the Landlord shall be subject to levy, execution or other procedures for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of the Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant’s remedies. No member or general partner of Landlord or officer, shareholder or employee of Landlord, as the case may be, shall be personally liable with respect to any claim arising out of or related to this Lease. 29.13 Guarantor. The Tenant, Glenbrook Building Supply, Inc., Star Equity Holdings, Inc. (collectively the “Guarantor”) shall execute and deliver to Landlord concurrently with Tenant’s execution and delivery of this Lease a guaranty of Tenant’s obligation under this Lease in the form of attached Exhibit E (“Guaranty”). To the extent Lender requests an additional party to serve as Guarantor, Tenant shall make all commercially reasonable efforts to secure such Guarantor. Guarantor shall within ten (10) days from request of Landlord from time to time provide the following to Landlord: (a) current financial statements of Guarantor but in no event more than quarterly, (b) an estoppel certificate, and (c) written confirmation that such guaranty is still in effect. It shall constitute a material default of Tenant under this Lease if Guarantor fails or refuses to provide the requested information in a timely manner or otherwise fails to perform Guarantor’s obligations under the Guaranty or repudiates the Guaranty. 29.14 [intentionally omitted] 29.15 Tenant's Right of First Negotiation Regarding the Premises. Landlord hereby grants to Tenant a right of first negotiation ("Tenant ROFN") in respect to any proposed sale of the Premises by Landlord ("Tenant ROFN Event"). If, during the Lease Term, Landlord desires to sell the Premises, Landlord shall provide notice to Tenant of the same (a "Tenant ROFN Notice"). Tenant and Tenant's affiliates, at Tenant's option, shall have the right to negotiate with Landlord to acquire the Premises, provided that Tenant gives written notice to Landlord not later than ten (I 0) business days after receipt of the Tenant ROFN Notice ("Landlord ROFN Notice"). If Tenant does not respond to the Tenant ROFN Notice with the Landlord ROFN Notice within such ten ( I 0) business day time period set forth above, Landlord shall thereafter be entitled to sell the Premises to a third party on whatever terms Landlord deems appropriate without further obligation under this Section 29.15 to negotiate with Tenant in respect of such Tenant ROFN Event. If the Landlord RORN Notice is timely given in response to a Tenant ROFN Notice as provided above, Landlord shall not negotiate with, discuss or otherwise enter into any binding agreement with any third party in respect of the Tenant ROF Event that is the subject of a Tenant ROFN Notice prior to the date that is twenty (20) business days after the date the Landlord ROFN Notice was given

29 and, during such period, the parties shall negotiate in good faith to enter into a definitive agreement by which Tenant (or an affiliate of Tenant) would agree to acquire the Premises on terms mutually acceptable to the parties. If, prior to the expiration of such twenty (20) business day date (subject to extension by mutual agreement of the parties), the parties are unable to reach a definitive agreement for the sale of the Premises, Landlord shall thereafter be entitled to sell the Premises to a third party on whatever terms Landlord deems appropriate without further obligation under this Section 29.15. Notwithstanding the foregoing, a Tenant ROFN Event shall not occur, and Tenant is entitled to no rights under this Section, if Landlord transfers or sells the Premises, or any interest therein, to an entity affiliated with Landlord. Landlord agrees that without the prior written consent of Tenant, which consent should not be unreasonably withheld, conditioned, or delayed, Landlord will not become a Competitor or sell the Premises to a Competitor or an affiliate of a Competitor. "Competitor" as used herein, means an entity whose total revenue for the prior three calendar years is materially derived from the manufacturing of prefabricated buildings or prefabricated building components "materially derived from" means and refers to sixty percent (60%) or more of an entity's gross revenues. Notwithstanding the foregoing, Landlord shall not be restricted from selling the Premises to a holding company whose holdings include a Competitor or to an entity whose holding company or holding companies hold interests in a Competitor, which account for 60% of less of the holding company's gross revenue. [Signatures on following page] S-1 IN TESTIMONY WHEREOF, the parties have hereunto set their hands effective as of the day and year first above written. Landlord PINE ST INDUSTRIAL PARTNERS, LLC, a Wisconsin limited liability company By: /s/ John Barker 'Judd' Dunning Name: Title: Authorized Signatory TENNINE HOLDINGS, LLC, a Wisconsin limited liability company By: /s/ John Barker 'Judd' Dunning Name: Title: Authorized Signatory Tenant Edgebuilder, Inc. By: /s/ Scott Jarchow Name: Scott Jarchow Title: President